Exhibit (11)(ii) under N-1A
                                   Exhibit 23 under Item 601/Reg SK


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated July 25, 1995 on the financial statements and financial highlights of Excelsior Institutional Bond Index Fund (a portfolio of Excelsior Institutional Trust) in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-1A No. 33-00053) and the related Prospectuses of Federated Bond Index Fund.



By:ERNST & YOUNG
   Ernst & Young
Pittsburgh, Pennsylvania